EXHIBIT 10(g)

                  MODINE MANUFACTURING COMPANY

                EXECUTIVE SUPPLEMENTAL STOCK PLAN


Modine Manufacturing Company (hereinafter called the "Company") has adopted the MODINE CONTRIBUTORY SALARIED EMPLOYEE STOCK OWNERSHIP AND INVESTMENT PLAN (hereinafter called the "Stock Plan"), and executed a Trust Agreement to receive contributions to the Plan from and on behalf of its employees, such Stock Plan and Trust being intended to meet requirements of Sections 401(a), 401(k), 409A, 501(a), 408 and 219 of the Internal Revenue Code of 1954, as amended.

The Stock Plan contains provisions placing limitations on the maximum contributions which may be paid by or on behalf of a Participant in the Stock Plan in accordance with Sections
401(a)(17), 415 and 416 of the Internal Revenue Code.

The Company and certain of its employees (hereinafter called "Employees"), have entered into employment agreements by which the Company has agreed to establish an unfunded "Executive Supplemental Stock Plan" within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA for the Employees. In accordance with those agreements, the Company hereby establishes the "Executive Supplemental Stock Plan" to be effective for any eligible Employee who terminates employment on or after November 14, 1979 (hereinafter called the "Plan").

                            ARTICLE I
                  DEFINITIONS AND CONSTRUCTION
                  ----------------------------

Section 1.1  Definitions:  Except as specified below or elsewhere
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in this Plan, the definitions of words and phrases appearing in this Plan shall have the meanings as set forth in the Stock Plan. Where the following words and phrases appear in this Plan, they shall have the respective meanings herein set forth, unless the context clearly indicates to the contrary:

     (a)  Code:  The Internal Revenue Code as now in effect or
          ----
          hereafter amended.

     (b)  Committee:  The Plan Administrator consisting of at
          ---------
          least three officers of the Company who are appointed by the Officer Nomination and Compensation Committee of the Company, but who are not members of the Officer Nomination and Compensation Committee.

     (c)  Effective Date:  November 14, 1979, the date on which
          --------------
          the provisions of this Plan became effective.

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Section 1.2  Employment Rights:  Establishment of the Plan shall
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not be construed to give any Employee the right to be retained by the Company or to any benefits not specifically provided by the Plan.

Section 1.3  Severability:  In the event any provision of the
-----------  ------------
Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining part of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provisions had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

Section 1.4  Applicable Law:  This Plan is fully exempt from
-----------  --------------
Titles II, III and IV of ERISA. The Plan shall be governed and construed in accordance with Title I of ERISA and the laws of the State of Wisconsin.

Section 1.5  Other Retirement Benefits:  If the Employee has
-----------  -------------------------
entered into an agreement with the Company in which is provided other supplemental benefits, he shall not be precluded from participating in this Plan and receiving such other supplemental benefits; provided, however, that the Employee shall not receive the same benefit twice.

                           ARTICLE II
               AMOUNT AND FORM OF BENEFIT PAYMENTS
               -----------------------------------

Section 2.1  Amount of Benefits:  Benefits payable under the Plan
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shall be equal to:

     (a) Required Company Contributions payable to the Account of the Employee in the Stock Plan Trust as if the limitations in Code Sections 401(a)(17), 415 and 416 were not applied, less the amount paid to the Account under the Stock Plan (hereinafter called the "basic non-qualified contributions"), plus

     (b) Dividends that would have accumulated if the basic non-qualified contributions had been invested in Company stock under the Stock Plan, plus

     (c) The total appreciation that would have accumulated on Company stock had the basic non-qualified contributions been invested in Company stock under the Stock Plan.


Section 2.2  Form of Benefit Payment:
-----------  -----------------------

     (a)  The benefits determined by Section 2.1 shall be paid by a one-time lump-sum payment at a time determined by the
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          Committee, but not later than twelve months after the
          Employee has terminated his employment with the Company.

     (b) Should an eligible Employee die before receiving the benefit payment, such payment shall be made to the beneficiary selected by the Employee; but if such beneficiary should predecease the Employee, the benefit shall be paid to the Estate of the Employee.

                           ARTICLE III
                       GENERAL PROVISIONS
                       ------------------

Section 3.1  Plan Financing:  All benefits paid under this Plan
-----------  --------------
shall be paid from the general assets of the Company. Such amounts shall be reflected on the accounting records of the Company but shall not be construed to create or require the creation of a trust, custodial, or escrow account. Eligible Employees shall not have any right, title or interest whatever in or to any investment reserves, accounts, or funds that the Company may purchase, establish, or accumulate to aid in providing the benefit under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create a trust or fiduciary relationship of any kind between the Company and an Employee or any other person. Neither an Employee or any beneficiary of an Employee shall acquire any interest greater than that of an unsecured creditor.

Section 3.2  Administration:  This Plan shall be administered by
-----------  --------------
the Committee. The Committee shall have, to the extent appropriate, the same powers, rights, duties, and obligations with respect to this Plan as it would have if it were charged with the duties of the Administrative Committee under the Stock Plan.

Section 3.3  Amendment and Termination:  The Company reserves the
-----------  -------------------------
right to amend this Plan from time to time and reserves the right to terminate the Plan at any time, but any such amendment or termination shall not have the effect of reducing or eliminating the benefit payable, or accrued but not yet payable, under the terms of this Plan as of the date of the amendment or termination.

Section 3.4  Action by the Company:  Any action required of or
-----------  ---------------------
permitted by the Company under this Plan shall be by resolution of the Officers Nomination and Compensation Committee of the Company, the Board of Directors of the Company or any person or persons authorized by resolution of the Officers Nomination and Compensation Committee, or the Board of Directors including, but not limited to, the Committee.

Section 3.5  Tax Liability:  The Company may withhold from any
-----------  -------------
benefit payments hereunder any taxes required to be withheld in
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such sum as the Company may reasonably estimate to be necessary to cover any taxes for which the Company may be liable or may be assessed with regard to such payment.

Section 3.6  Coordination with Stock Plan:  Provisions of the
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Stock Plan, not specifically excluded or revised by this Plan, may be applied by the Committee or the Company in determining the rights and obligations, and any limitations thereon, under this Plan.

IN WITNESS WHEREOF, MODINE MANUFACTURING COMPANY has caused this instrument to be executed by its duly authorized officers, this 16th day of July, 1987.

                              MODINE MANUFACTURING COMPANY


                              By:  FRANK W. JONES
                                 -------------------------------
                              Title:  Executive V.P.
                                    ----------------------------

ATTEST:


W. E. PAVLICK
------------------------
Secretary

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                  MODINE MANUFACTURING COMPANY

                EXECUTIVE SUPPLEMENTAL STOCK PLAN

                         FIRST AMENDMENT

WHEREAS, the Company established the Modine Manufacturing Company
Executive Supplemental Stock Plan effective November 14, 1979, and

WHEREAS, it is the desire of the Company to amend such Plan as hereinafter set forth.

NOW, THEREFORE, the Company does hereby adopt the First Amendment to the Modine Manufacturing Company Executive Supplemental Stock
Plan to be effective as of January 1, 1991.

A new fourth paragraph of the introduction and stated purpose of the Plan is added to read as follows in its entirety:

     Effective January 1, 1991, such "Executive Supplemental Stock Plan" shall include, as an additional "eligible Employee", any Employee of the Company who elects to participate in the Stock Plan, but whose maximum contributions are limited as stated above. Such Employee may participate in this Executive Supplemental Stock Plan by electing such participation before the beginning of the period of service for which compensation, applicable to such contributions, is payable.

Section 1.5 is amended to read as follows in its entirety:
-----------

     Section 1.5  Other Retirement Benefits:  If the Employee has
     -----------  -------------------------
     entered into an agreement with the Company in which is provided other supplemental benefits, or to which supplemental benefits he is otherwise eligible, he shall not be precluded from participating in this Plan and receiving such other supplemental benefits; provided, however, that the Employee shall not receive the same benefit twice.

Except as expressly amended herein, the Modine Manufacturing
Company Executive Supplemental Stock Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment to the Modine Manufacturing Company Executive
Supplemental Stock Plan, this 20th day of October, 1993.
                              ----        -------

                              MODINE MANUFACTURING COMPANY

                              By: R. T. SAVAGE
                                 ------------------------------

ATTEST:

W. E. PAVLICK
----------------------------
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